UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21423

The Gabelli Dividend & Income Trust
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend & Income Trust

Annual Report — December 31, 2017

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi	Kevin V. Dreyer	Sarah Donnelly
Chief Investment Officer	Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Portfolio Manager BS, Fordham University

Robert D. Leininger, CFA	Jeffrey J. Jonas, CFA	Brian C. Sponheimer	Regina M. Pitaro
Portfolio Manager BA, Amherst College MBA, Wharton School, University of Pennsylvania	Portfolio Manager BS, Boston College	Portfolio Manager BA, Harvard University MBA, Columbia Business School	Managing Director MBA, Columbia Business School

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was 19.1%, compared with a total return of 21.8% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was 24.1%. The Fund’s NAV per share was $25.11 while the price of the publicly traded shares closed at $23.41 on the New York Stock Exchange (“NYSE”). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	19.14%	13.21%	7.12%	8.58%
Investment Total Return (c)	24.11	15.54	8.72	8.56
S&P 500 Index	21.83	15.79	8.50	9.03
Dow Jones Industrial Average	28.07	16.31	9.24	9.52
Nasdaq Composite Index	29.80	19.50	11.35	10.49

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and adjustment for the spin-off and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)   Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions and adjustment for the spin-off. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2017:

The Gabelli Dividend & Income Trust

Financial Services	18.6%
Food and Beverage	14.4%
Health Care	8.1%
Energy and Utilities: Oil	5.9%
Telecommunications	4.0%
Diversified Industrial	4.0%
Retail	3.6%
Consumer Products	3.2%
Automotive: Parts and Accessories	2.6%
Aerospace	2.5%
Business Services	2.2%
Specialty Chemicals	2.2%
U.S. Government Obligations	2.1%
Electronics	2.1%
Equipment and Supplies	1.9%
Entertainment	1.9%
Machinery	1.9%
Energy and Utilities: Services	1.9%
Environmental Services	1.8%
Computer Software and Services	1.7%
Building and Construction	1.6%
Energy and Utilities: Integrated	1.4%
Cable and Satellite	1.4%

Energy and Utilities: Natural Gas	1.4%
Broadcasting	1.0%
Metals and Mining	1.0%
Automotive	0.8%
Transportation	0.6%
Computer Hardware	0.6%
Real Estate	0.5%
Hotels and Gaming	0.5%
Aviation: Parts and Services	0.4%
Communications Equipment	0.4%
Energy and Utilities: Water	0.4%
Energy and Utilities: Electric	0.3%
Consumer Services	0.3%
Energy and Utilities	0.2%
Wireless Communications	0.2%
Closed-End Funds	0.2%
Paper and Forest Products	0.1%
Publishing	0.1%
Agriculture	0.0%*

100.0%

*    Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend & Income Trust

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 97.2%
	Aerospace — 2.5%
255,000	Aerojet Rocketdyne Holdings Inc.†	$3,111,396	$7,956,000
34,000	Kaman Corp.	675,256	2,000,560
98,500	Rockwell Automation Inc.	4,150,619	19,340,475
1,465,000	Rolls-Royce Holdings plc.	11,041,967	16,753,369
68,310,000	Rolls-Royce Holdings plc, Cl. C†(a)	90,514	92,229
65,000	The Boeing Co.	5,579,911	19,169,150

		24,649,663	65,311,783

	Agriculture — 0.0%
2,000	Bunge Ltd.	128,286	134,160

	Automotive — 0.8%
165,000	Ford Motor Co.	2,193,990	2,060,850
35,000	General Motors Co.	1,291,866	1,434,650
263,000	Navistar International Corp.†	6,783,164	11,277,440
84,000	PACCAR Inc.	3,802,072	5,970,720

		14,071,092	20,743,660

	Automotive: Parts and Accessories — 2.6%
12,713	Adient plc.	597,511	1,000,513
64,352	Aptiv plc.	3,829,469	5,458,980
187,000	Dana Inc.	3,335,086	5,985,870
21,450	Delphi Technologies plc†	729,401	1,125,481
355,000	Genuine Parts Co.	22,130,493	33,728,550
6,000	Lear Corp.	729,034	1,059,960
75,200	O’Reilly Automotive Inc.†	13,540,813	18,088,608
12,000	Tenneco Inc.	699,270	702,480
10,000	Visteon Corp.†	773,094	1,251,400

		46,364,171	68,401,842

	Aviation: Parts and Services — 0.4%
92,000	Arconic Inc.	1,951,196	2,507,000
82,000	KLX Inc.†	3,250,737	5,596,500
21,101	Rockwell Collins Inc.	2,067,687	2,861,718

		7,269,620	10,965,218

	Broadcasting — 1.0%
24,900	CBS Corp., Cl. A, Voting	1,372,540	1,477,566
170,000	Entercom Communications Corp., Cl. A	1,892,558	1,836,000
15,000	Liberty Broadband Corp., Cl. C†	798,727	1,277,400
61,763	Liberty Global plc, Cl. A†	982,056	2,213,586
323,570	Liberty Global plc, Cl. C†	7,151,791	10,949,609
12,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	293,384	475,920
30,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	782,390	1,189,800
101,000	MSG Networks Inc., Cl. A†	849,050	2,045,250

Shares		Cost	Market Value

110,000	Tribune Media Co., Cl. A	$4,092,655	$4,671,700

		18,215,151	26,136,831

	Building and Construction — 1.6%
65,000	Armstrong Flooring Inc.†	1,153,861	1,099,800
72,000	Fortune Brands Home & Security Inc.	965,534	4,927,680
16,000	Gibraltar Industries Inc.†	514,013	528,000
246,050	Herc Holdings Inc.†	9,251,260	15,405,191
441,318	Johnson Controls International plc.	14,416,893	16,818,629
85,000	Layne Christensen Co.†	1,128,183	1,066,750
152	Sika AG, Cl. B	1,156,735	1,207,327

		28,586,479	41,053,377

	Business Services — 2.2%
25,000	Aramark	645,416	1,068,500
80,000	Diebold Nixdorf Inc.	2,084,434	1,308,000
164,301	Fly Leasing Ltd., ADR†	2,226,052	2,121,126
5,000	Jardine Matheson Holdings Ltd.	304,206	303,750
35,000	JCDecaux SA	1,160,489	1,411,229
268,000	Macquarie Infrastructure Corp.	15,453,977	17,205,600
175,000	Mastercard Inc., Cl. A	8,627,326	26,488,000
64,000	Stericycle Inc.†	4,850,893	4,351,360
26,000	The Brink’s Co.	660,344	2,046,200
25,000	Visa Inc., Cl. A	2,283,268	2,850,500

		38,296,405	59,154,265

	Cable and Satellite —1.3%
61,000	AMC Networks Inc., Cl. A†	2,357,676	3,298,880
2,445	Charter Communications Inc., Cl. A†	347,387	821,422
15,000	Cogeco Inc.	296,908	1,080,072
200,000	Comcast Corp., Cl. A	5,055,928	8,010,000
199,000	DISH Network Corp., Cl. A†	6,296,699	9,502,250
50,000	EchoStar Corp., Cl. A†	1,296,581	2,995,000
9,507	Liberty Global plc LiLAC, Cl. A†	165,069	191,566
22,116	Liberty Global plc LiLAC, Cl. C†	568,678	439,887
153,000	Rogers Communications Inc., Cl. B	3,393,082	7,792,290
32,000	WideOpenWest Inc.†	510,939	338,240

		20,288,947	34,469,607

	Communications Equipment — 0.4%
330,000	Corning Inc.	4,042,401	10,556,700

	Computer Hardware —0.6%

86,012	Apple Inc.	8,769,141	14,555,811

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Computer Software and Services — 1.7%
6,579	Alphabet Inc., Cl. A†	$2,685,934	$6,930,319
5,800	Alphabet Inc., Cl. C†	4,639,905	6,069,120
33,130	Black Knight Inc.†	565,682	1,462,689
35,000	Blucora Inc.†	438,146	773,500
214	CommerceHub Inc., Cl. A†	1,498	4,706
427	CommerceHub Inc., Cl. C†	2,989	8,792
15,000	CyrusOne Inc.	283,620	892,950
40,000	Donnelley Financial Solutions Inc.†	857,718	779,600
3,437	DXC Technology Co.	232,781	326,171
35,000	eBay Inc.†	782,634	1,320,900
830,000	Hewlett Packard Enterprise Co.	11,059,692	11,918,800
12,500	Internap Corp.†	244,685	196,375
51,405	Micro Focus International plc, ADR†	1,411,474	1,726,694
145,998	Microsoft Corp.	5,512,710	12,488,669

		28,719,468	44,899,285

	Consumer Products — 3.2%
170,000	Avon Products Inc.†	574,321	365,500
30,000	Church & Dwight Co. Inc.	1,199,580	1,505,100
60,000	Coty Inc., Cl. A	975,900	1,193,400
365,000	Edgewell Personal Care Co.†	29,663,257	21,677,350
73,000	Energizer Holdings Inc.	2,386,261	3,502,540
100,000	Hanesbrands Inc.	476,588	2,091,000
15,000	Kimberly-Clark Corp.	1,154,350	1,809,900
12,000	Newell Brands Inc.	369,237	370,800
24,000	Philip Morris International Inc.	1,376,885	2,535,600
7,000	Stanley Black & Decker Inc.	544,312	1,187,830
871,000	Swedish Match AB	12,507,935	34,317,173
139,000	The Procter & Gamble Co.	7,791,890	12,771,320

		59,020,516	83,327,513

	Consumer Services — 0.3%
51,000	Ashtead Group plc.	902,614	1,371,642
853	Liberty Expedia Holdings Inc., Cl. A†	19,923	37,813
97,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,709,617	2,368,740
25,279	Liberty Ventures, Cl. A†	910,355	1,371,133
44,000	ServiceMaster Global Holdings Inc.†	1,664,273	2,255,880

		5,206,782	7,405,208

	Diversified Industrial — 4.0%
92,000	Bouygues SA	3,213,947	4,780,812
4,000	Crane Co.	303,120	356,880
55,000	Eaton Corp. plc.	2,466,164	4,345,550
100,000	Estre Ambiental Inc.†	1,003,960	864,000

Shares		Cost	Market Value

100,000	General Cable Corp.	$2,981,975	$2,960,000
801,000	General Electric Co.	16,165,564	13,977,450
150,069	Griffon Corp.	3,050,720	3,053,904
331,000	Honeywell International Inc.	24,305,312	50,762,160
56,000	ITT Inc.	1,056,566	2,988,720
10,000	Jardine Strategic Holdings Ltd.	341,284	395,800
20,000	Pentair plc	778,525	1,412,400
4,000	Sulzer AG	394,160	485,197
281,500	Textron Inc.	3,560,404	15,930,085
315,000	Toray Industries Inc.	2,373,663	2,970,379

		61,995,364	105,283,337

	Electronics — 2.1%
7,500	Agilent Technologies Inc.	308,283	502,275
13,000	Emerson Electric Co.	774,560	905,970
210,000	Intel Corp.	5,607,982	9,693,600
435,000	Sony Corp., ADR	8,565,261	19,553,250
70,000	TE Connectivity Ltd.	2,377,312	6,652,800
100,000	Texas Instruments Inc.	2,905,588	10,444,000
35,000	Thermo Fisher Scientific Inc.	5,951,736	6,645,800

		26,490,722	54,397,695

	Energy and Utilities: Electric — 0.3%
12,000	ALLETE Inc.	392,843	892,320
10,000	American Electric Power Co. Inc.	359,450	735,700
10,000	Edison International	366,166	632,400
17,000	El Paso Electric Co.	589,006	940,950
70,000	Electric Power Development Co. Ltd.	1,833,684	1,885,511
15,000	Great Plains Energy Inc.	291,507	483,600
5,000	PG&E Corp.	211,940	224,150
12,000	Pinnacle West Capital Corp.	468,584	1,022,160
45,000	The AES Corp.	445,818	487,350
25,000	WEC Energy Group Inc.	1,051,041	1,660,750

		6,010,039	8,964,891

	Energy and Utilities: Integrated — 1.4%
24,000	Avangrid Inc.	948,914	1,213,920
26,000	Avista Corp.	490,519	1,338,740
4,000	Black Hills Corp.	104,480	240,440
26,000	Chubu Electric Power Co. Inc.	448,302	323,168
5,000	CONSOL Energy Inc.†	67,549	197,550
100,000	Edison SpA†(a)	220,882	60,172
20,000	Endesa SA	506,664	428,465
230,000	Enel SpA	1,051,884	1,415,699
25,000	Eversource Energy	449,038	1,579,500
34,000	Hawaiian Electric Industries Inc.	794,771	1,229,100
401,000	Hera SpA	792,954	1,400,113
10,000	Hokkaido Electric Power Co. Inc.†	107,280	65,853

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Integrated (Continued)
24,000	Hokuriku Electric Power Co.	$386,941	$193,193
45,000	Iberdrola SA, ADR	952,490	1,392,075
127,000	Korea Electric Power Corp.,, ADR†	1,758,452	2,249,170
44,000	Kyushu Electric Power Co. Inc.	692,790	461,185
29,000	MGE Energy Inc.	621,355	1,829,900
51,000	NextEra Energy Inc.	2,671,298	7,965,690
49,000	NiSource Inc.	397,054	1,257,830
57,500	OGE Energy Corp.	685,360	1,892,325
13,000	Ormat Technologies Inc.	195,000	831,480
30,000	Public Service Enterprise Group Inc.	906,080	1,545,000
58,000	Shikoku Electric Power Co. Inc.	1,066,813	632,119
50,000	The Chugoku Electric Power Co. Inc.	851,464	537,386
20,000	The Kansai Electric Power Co. Inc.	278,704	244,952
45,000	Tohoku Electric Power Co. Inc.	663,612	575,505
27,000	Vectren Corp.	759,384	1,755,540
73,000	Westar Energy Inc.	1,932,141	3,854,400

		20,802,175	36,710,470

	Energy and Utilities: Natural Gas — 1.4%
45,000	CNX Resources Corp.†	427,730	658,350
100,000	Kinder Morgan Inc.	2,966,565	1,807,000
322,000	National Fuel Gas Co.	10,034,749	17,681,020
36,666	National Grid plc.	574,588	433,214
24,750	National Grid plc, ADR	1,223,561	1,455,547
14,000	ONEOK Inc.	699,820	748,300
81,000	Sempra Energy	2,494,771	8,660,520
30,000	South Jersey Industries Inc.	476,644	936,900
44,000	Southwest Gas Holdings Inc .	1,159,950	3,541,120

		20,058,378	35,921,971

	Energy and Utilities: Oil — 5.9%
121,000	Anadarko Petroleum Corp.	6,664,434	6,490,440
37,000	Apache Corp.	2,562,592	1,562,140
127,000	BP plc, ADR	4,194,376	5,337,810
10,121	California Resources Corp.†	124,658	196,752
35,000	Chesapeake Energy Corp.†	426,982	138,600
158,977	Chevron Corp.	12,867,290	19,902,331
234,700	ConocoPhillips	12,088,691	12,882,683
95,000	Devon Energy Corp.	5,095,861	3,933,000
130,000	Eni SpA, ADR	4,789,601	4,314,700
120,000	Exxon Mobil Corp.	8,563,246	10,036,800
43,500	Hess Corp.	1,946,936	2,064,945
210,000	Marathon Oil Corp.	4,986,868	3,555,300
260,000	Marathon Petroleum Corp.	6,333,587	17,154,800

Shares		Cost	Market Value

60,000	Murphy Oil Corp.	$2,646,889	$1,863,000
200,000	Occidental Petroleum Corp.	9,904,047	14,732,000
200	PetroChina Co. Ltd., ADR	12,118	13,988
20,000	Petroleo Brasileiro SA, ADR†	266,014	205,800
128,000	Phillips 66	10,180,010	12,947,200
200,000	Repsol SA, ADR	4,155,562	3,544,000
230,000	Royal Dutch Shell plc, Cl. A, ADR	11,514,731	15,343,300
520,000	Statoil ASA, ADR	8,521,347	11,138,400
145,000	Total SA, ADR	6,538,739	8,015,600

		124,384,579	155,373,589

	Energy and Utilities: Services — 1.9%
52,000	ABB Ltd., ADR	566,254	1,394,640
295,000	Baker Hughes, a GE Company .	13,360,871	9,333,800
45,000	Diamond Offshore Drilling Inc.†	1,600,591	836,550
395,000	Halliburton Co.	14,840,957	19,303,650
49,000	Oceaneering International Inc.	1,198,537	1,035,860
187,000	Schlumberger Ltd.	9,368,131	12,601,930
15,000	Seventy Seven Energy Inc., Escrow†(a)	0	0
1,340,000	Weatherford International plc†	8,395,827	5,587,800

		49,331,168	50,094,230

	Energy and Utilities: Water — 0.4%
12,000	American States Water Co.	150,968	694,920
32,000	American Water Works Co. Inc.	779,149	2,927,680
74,000	Aqua America Inc.	998,965	2,903,020
50,000	Mueller Water Products Inc., Cl. A	567,098	626,500
30,000	Severn Trent plc.	764,139	875,705
29,000	SJW Group	514,093	1,851,070
8,000	The York Water Co.	104,289	271,200
6,000	United Utilities Group plc, ADR	168,600	134,580

		4,047,301	10,284,675

	Entertainment — 1.9%
8,981	Liberty Media Corp.- Liberty Braves, Cl. C†	137,575	199,558
20,000	Take-Two Interactive Software Inc.†	199,862	2,195,600
32,233	The Madison Square Garden Co, Cl. A†	1,620,528	6,796,328
188,000	Time Warner Inc.	8,990,905	17,196,360
177,653	Twenty-First Century Fox Inc., Cl. A	5,604,433	6,134,358
238,000	Twenty-First Century Fox Inc., Cl. B	6,593,775	8,120,560
17,000	Viacom Inc., Cl. A	675,548	593,300

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Entertainment (Continued)
193,000	Viacom Inc., Cl. B	$8,465,847	$5,946,330
154,000	Vivendi SA	3,980,403	4,142,686

		36,268,876	51,325,080

	Environmental Services —1.8%
205,000	Republic Services Inc.	7,346,840	13,860,050
23,000	Veolia Environnement SA	275,698	587,115
146,869	Waste Connections Inc.	4,580,963	10,418,887
260,000	Waste Management Inc.	10,116,612	22,438,000

		22,320,113	47,304,052

	Equipment and Supplies —1.9%
92,000	CIRCOR International Inc.	2,307,769	4,478,560
140,000	Flowserve Corp.	6,017,561	5,898,200
165,000	Graco Inc.	3,009,892	7,461,300
157,600	Mueller Industries Inc.	3,411,956	5,583,768
598,000	RPC Inc.	2,837,635	15,266,940
130,000	Sealed Air Corp.	3,131,382	6,409,000
46,000	Tenaris SA, ADR	1,825,138	1,465,560
94,000	The Timken Co.	3,525,103	4,620,100

		26,066,436	51,183,428

	Financial Services —18.6%
8,000	Alleghany Corp.†	2,949,449	4,768,720
472,216	American Express Co.	33,758,674	46,895,771
430,452	American International Group Inc.	25,932,799	25,646,330
310,000	Bank of America Corp.	3,464,249	9,151,200
13,500	Berkshire Hathaway Inc., Cl. B†	1,643,350	2,675,970
40,000	Blackhawk Network Holdings Inc.†	933,163	1,426,000
20,000	BlackRock Inc.	3,031,089	10,274,200
30,000	Cannae Holdings Inc.†	182,958	510,900
104,339	Citigroup Inc.	4,841,870	7,763,865
54,600	Cohen & Steers Inc.	2,181,987	2,582,034
27,000	Cullen/Frost Bankers Inc.	2,008,114	2,555,550
4,000	EXOR NV	211,727	245,249
8,000	FCB Financial Holdings Inc., Cl. A†	369,453	406,400
95,000	FNF Group	1,052,006	3,727,800
285,000	H&R Block Inc.	6,662,658	7,472,700
50,000	HRG Group Inc.†	809,882	847,500
37,000	HSBC Holdings plc, ADR	2,070,772	1,910,680
57,498	Interactive Brokers Group Inc., Cl. A	2,181,247	3,404,457
190,000	Invesco Ltd.	4,488,658	6,942,600
511,417	JPMorgan Chase & Co.	27,648,765	54,690,934
136,000	KeyCorp.	2,050,530	2,743,120
30,000	Kinnevik AB, Cl. B	663,872	1,014,129
89,250	KKR & Co. LP.	1,799,280	1,879,605

Shares		Cost	Market Value

486,452	Legg Mason Inc .	$14,772,417	$20,421,255
42,000	M&T Bank Corp.	2,747,488	7,181,580
230,452	Morgan Stanley	4,679,251	12,091,816
72,000	National Australia Bank Ltd., ADR	854,233	825,120
185,000	Navient Corp.	1,458,611	2,464,200
170,000	New York Community Bancorp Inc.	2,844,696	2,213,400
113,000	Northern Trust Corp.	5,286,773	11,287,570
290,944	Oaktree Specialty Lending Corp.	1,938,468	1,422,716
175,578	PayPal Holdings Inc.†	7,653,648	12,926,052
75,000	Resona Holdings Inc.	362,810	448,036
205,000	SLM Corp.†	1,044,610	2,316,500
224,000	State Street Corp.	10,858,356	21,864,640
258,000	T. Rowe Price Group Inc.	15,534,729	27,071,940
899,000	The Bank of New York Mellon Corp.	28,668,655	48,420,140
2,000	The Goldman Sachs Group Inc.	312,050	509,520
153,000	The Hartford Financial Services Group Inc.	5,081,420	8,610,840
253,000	The PNC Financial Services Group Inc.	16,426,184	36,505,370
120,000	The Travelers Companies Inc.	7,759,134	16,276,800
114	Trisura Group Ltd.†	1,328	2,364
54,271	U.S. Bancorp.	1,870,893	2,907,840
55,000	W. R. Berkley Corp.	2,149,943	3,940,750
550,000	Waddell & Reed Financial Inc., Cl. A	10,188,445	12,287,000
644,000	Wells Fargo & Co.	22,116,257	39,071,480
6,000	Willis Towers Watson plc.	477,521	904,140

		296,024,472	491,506,783

	Food and Beverage —14.4%
8,000	Ajinomoto Co. Inc.	137,110	150,592
10,000	Brown-Forman Corp., Cl. B	341,437	686,700
115,000	Campbell Soup Co.	3,812,255	5,532,650
1,000,000	China Mengniu Dairy Co. Ltd	1,245,706	2,975,867
66,000	Chr. Hansen Holding A/S	2,705,045	6,190,791
420,000	Conagra Brands Inc.	12,540,893	15,821,400
30,000	Constellation Brands Inc., Cl. A	625,395	6,857,100
237,222	Danone SA	11,894,472	19,909,866
3,900,000	Davide Campari-Milano SpA	11,190,086	30,158,740
80,000	Diageo plc, ADR	9,680,592	11,682,400
165,000	Dr Pepper Snapple Group Inc.	5,394,570	16,014,900
70,954	Flowers Foods Inc.	1,053,433	1,370,122
445,000	General Mills Inc.	19,192,690	26,384,050
18,000	Heineken Holding NV	747,987	1,781,556
279,000	ITO EN Ltd.	6,134,333	10,994,098
120,000	Kellogg Co.	7,879,236	8,157,600

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
370,000	Kikkoman Corp.	$4,412,978	$14,974,040
340,000	Lamb Weston Holdings Inc.	10,564,020	19,193,000
115,000	Maple Leaf Foods Inc.	2,167,576	3,277,088
3,000	McCormick & Co. Inc., Cl. V	290,905	306,720
867,294	Mondelēz International Inc.,
	Cl. A	24,923,797	37,120,183
30,000	Morinaga Milk Industry Co.
	Ltd	588,860	1,357,888
2,000	National Beverage Corp.	163,804	194,880
38,000	Nestlé SA	2,601,131	3,267,895
35,000	Nestlé SA, ADR	2,563,158	3,008,950
160,000	Nissin Foods Holdings Co.
	Ltd.	5,465,019	11,686,710
1,740,151	Parmalat SpA	5,262,732	6,472,533
339,450	Parmalat SpA, GDR(b)(c)	981,615	1,263,603
204,000	PepsiCo Inc.	14,151,107	24,463,680
62,000	Pernod Ricard SA	5,311,274	9,815,824
40,000	Pinnacle Foods Inc.	2,270,704	2,378,800
20,000	Post Holdings Inc.†	1,319,861	1,584,600
25,000	Remy Cointreau SA	1,396,049	3,464,557
18,000	Suntory Beverage & Food Ltd.	573,702	800,355
271,025	The Kraft Heinz Co.	14,342,908	21,074,904
542,000	The Coca-Cola Co.	16,771,769	24,866,960
7,000	The J.M. Smucker Co.	690,177	869,680
30,000	Unilever plc, ADR	960,480	1,660,200
5,000	United Natural Foods Inc.†	240,170	246,350
302,000	Yakult Honsha Co. Ltd.	7,649,653	22,782,339

		220,238,689	380,800,171

	Health Care — 8.0%
190,000	Abbott Laboratories	6,283,503	10,843,300
11,000	Aetna Inc.	771,301	1,984,290
125,000	Akorn Inc.†	3,345,142	4,028,750
90,909	Allergan plc.	18,886,850	14,870,894
59,500	AmerisourceBergen Corp.	3,937,302	5,463,290
10,000	Anthem Inc.	885,792	2,250,100
52,849	Baxter International Inc.	1,926,647	3,416,159
10,000	Becton, Dickinson and Co.	1,496,549	2,140,600
725,000	BioScrip Inc.†	2,280,364	2,109,750
54,000	Bristol-Myers Squibb Co.	3,206,440	3,309,120
12,500	Cardiovascular Systems Inc.†	339,293	296,125
7,000	Chemed Corp.	453,403	1,701,140
15,000	Cigna Corp.	2,775,190	3,046,350
35,000	DaVita Inc.†	2,192,140	2,528,750
100,000	Eli Lilly & Co.	4,323,602	8,446,000
130,000	Envision Healthcare Corp.†	8,375,789	4,492,800
275,000	Evolent Health Inc., Cl. A†	4,775,724	3,382,500
40,000	Express Scripts Holding Co.†	2,831,314	2,985,600
40,000	Gerresheimer AG	2,664,055	3,317,335
66,543	Gilead Sciences Inc.	5,566,820	4,767,141
50,000	HCA Healthcare Inc.†	3,020,542	4,392,000

Shares		Cost	Market Value

35,000	Henry Schein Inc.†	$2,232,450	$2,445,800
9,000	Incyte Corp.†	1,026,247	852,390
35,000	Integer Holdings Corp.†	1,025,724	1,585,500
122,000	Johnson & Johnson	11,235,092	17,045,840
260,000	Kindred Healthcare Inc.	2,726,431	2,522,000
32,000	Laboratory Corp. of America
	Holdings†	3,939,180	5,104,320
11,575	Ligand Pharmaceuticals Inc.†	1,181,398	1,584,965
58,349	Mallinckrodt plc†	3,630,028	1,316,353
25,000	McKesson Corp.	3,634,946	3,898,750
40,000	Medtronic plc	3,023,885	3,230,000
225,179	Merck & Co. Inc.	9,126,054	12,670,822
50,000	Mylan NV†	2,900,000	2,115,500
181,400	NeoGenomics Inc.†	1,406,201	1,607,204
45,000	Orthofix International NV†	1,458,930	2,461,500
114,992	Owens & Minor Inc.	2,445,659	2,171,049
111,000	Patterson Cos., Inc.	4,000,203	4,010,430
624,724	Pfizer Inc.	13,357,126	22,627,503
30,000	Shire plc, ADR	4,609,675	4,653,600
15,000	Stryker Corp.	1,296,831	2,322,600
40,000	Tenet Healthcare Corp.†	1,983,184	606,400
15,000	The Cooper Companies Inc.	1,841,776	3,268,200
29,000	UnitedHealth Group Inc.	3,365,217	6,393,340
43,000	Zimmer Biomet Holdings Inc.	4,341,287	5,188,810
150,702	Zoetis Inc.	5,102,300	10,856,572

		171,227,586	210,311,442

	Hotels and Gaming — 0.5%
19,000	Accor SA	654,124	980,275
100,000	Boyd Gaming Corp.	577,960	3,505,000
300,000	Ladbrokes Coral Group plc	472,316	736,775
52,000	Las Vegas Sands Corp.	2,356,286	3,613,480
400,000	Mandarin Oriental International Ltd.	680,880	808,000
15,000	MGM Resorts International	509,141	500,850
35,000	Ryman Hospitality Properties Inc.	1,928,422	2,415,700
6,000	Wyndham Worldwide Corp.	424,345	695,220

		7,603,474	13,255,300

	Machinery — 1.9%
7,000	Astec Industries Inc.	404,455	409,500
170,000	CNH Industrial NV, Borsa Italiana.	1,339,904	2,278,388
1,060,000	CNH Industrial NV, New York	7,628,939	14,204,000
88,000	Deere & Co.	5,479,960	13,772,880
289,000	Xylem Inc.	10,905,595	19,709,800

		25,758,853	50,374,568

	Metals and Mining — 1.0%
65,000	Agnico Eagle Mines Ltd.	2,061,450	3,001,700
20,000	Alliance Holdings GP LP	282,853	535,800
172,588	Barrick Gold Corp.	3,346,411	2,497,348

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
8,000	BHP Billiton Ltd., ADR	$217,549	$367,920
36,000	Franco-Nevada Corp.	1,500,629	2,877,136
150,000	Freeport-McMoRan Inc.†	1,873,790	2,844,000
324,332	Newmont Mining Corp.	13,449,606	12,168,937
3,200	South32 Ltd., ADR	27,089	43,280
88,004	TimkenSteel Corp.†	1,169,040	1,336,781

		23,928,417	25,672,902

	Paper and Forest Products —0.1%
64,000	International Paper Co.	2,918,317	3,708,160

	Publishing — 0.1%
600	Graham Holdings Co., Cl. B	296,058	335,010
107,000	News Corp., Cl. B	1,606,462	1,776,200

		1,902,520	2,111,210

	Real Estate — 0.5%
19,500	Brookfield Asset Management Inc., Cl. A	132,340	849,030
72,500	Crown Castle International Corp.	2,631,410	8,048,225
18,000	Forest City Realty Trust Inc., Cl. A	439,998	433,800
16,000	QTS Realty Trust Inc., Cl. A	345,246	866,560
71,144	Regional Health Properties Inc.†	154,598	12,094
100,000	Uniti Group Inc.†	1,997,452	1,779,000
38,000	Weyerhaeuser Co.	1,246,514	1,339,880

		6,947,558	13,328,589

	Retail — 3.6%
3,200	Advance Auto Parts Inc.	297,929	319,008
118,000	AutoNation Inc.†	5,830,927	6,056,940
1,100	AutoZone Inc.†	671,061	782,507
361,000	CVS Health Corp.	20,843,399	26,172,500
159,000	Hertz Global Holdings Inc.†	3,262,525	3,513,900
135,000	Ingles Markets Inc., Cl. A	2,134,014	4,671,000
90,000	Lowe’s Companies Inc.	2,027,654	8,364,600
118,000	Macy’s Inc.	1,938,053	2,972,420
6,000	MSC Industrial Direct Co. Inc., Cl. A	430,132	579,960
40,000	Murphy USA Inc.†	1,594,399	3,214,400
25,000	Rush Enterprises Inc., Cl. B†	599,173	1,205,250
275,000	Sally Beauty Holdings Inc.†	4,365,683	5,159,000
120,000	Seven & i Holdings Co. Ltd.	3,637,248	4,987,442
80,517	Starbucks Corp.	4,427,760	4,624,091
30,000	The Home Depot Inc.	1,118,445	5,685,900
188,500	Walgreens Boots Alliance Inc.	7,935,183	13,688,870
20,000	Wal-Mart Stores Inc.	970,066	1,975,000

		62,083,651	93,972,788

Shares		Cost	Market Value
	Specialty Chemicals — 2.2%
1,280	AdvanSix Inc.†	$32,251	$53,850
35,000	Air Products & Chemicals Inc.	3,307,890	5,742,800
58,000	Ashland Global Holdings Inc .	1,640,197	4,129,600
1,000	Axalta Coating Systems Ltd.† .	25,039	32,360
318,668	DowDuPont Inc.	14,473,631	22,695,535
445,000	Ferro Corp.†	5,114,101	10,497,550
35,000	International Flavors & Fragrances Inc.	4,330,609	5,341,350
89,000	Olin Corp.	1,629,332	3,166,620
5,000	Praxair Inc.	556,243	773,400
9,000	The Chemours Co.	58,593	450,540
192,359	Valvoline Inc.	2,575,777	4,820,517

		33,743,663	57,704,122

	Telecommunications — 3.9%
195,000	AT&T Inc.	5,967,779	7,581,600
221,000	BCE Inc.	5,819,316	10,610,210
500,000	Deutsche Telekom AG, ADR	8,506,922	8,830,500
69,000	Harris Corp.	5,981,667	9,773,850
195,000	Hellenic Telecommunications Organization SA, ADR	1,323,723	1,328,925
75,000	Loral Space & Communications Inc.†	3,158,177	3,303,750
50,000	Orange SA, ADR	1,066,612	870,000
50,000	Pharol SGPS SA†	14,182	14,998
39,000	Proximus SA	1,195,261	1,279,816
50,084	Telefonica SA, ADR	718,792	484,813
295,000	Telekom Austria AG	1,968,837	2,735,716
23,000	Telenet Group Holding NV†	1,046,305	1,603,079
150,000	Telephone & Data Systems Inc.	4,429,792	4,170,000
110,000	Telstra Corp. Ltd., ADR	2,014,389	1,556,500
135,000	TELUS Corp.	1,405,698	5,112,450
40,000	T-Mobile US Inc.†	2,310,516	2,540,400
79,000	VEON Ltd., ADR	384,662	303,360
710,086	Verizon Communications Inc.	30,582,912	37,584,852
135,000	Vodafone Group plc, ADR	4,864,717	4,306,500

		82,760,259	103,991,319

	Transportation — 0.6%
30,000	Daseke Inc.†	267,000	428,700
239,000	GATX Corp.	7,386,430	14,856,240
16,500	Kansas City Southern	277,030	1,736,130

		7,930,460	17,021,070

	Wireless Communications —0.2%
130,000	United States Cellular Corp.†	5,740,722	4,891,900

	TOTAL COMMON STOCKS	1,650,211,914	2,562,609,002

	CLOSED-END FUNDS — 0.2%
55,000	Altaba Inc.†	1,955,415	3,841,750

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS — 0.3%
	Energy and Utilities — 0.2%
128,000	El Paso Energy Capital Trust I, 4.750%	$4,617,789	$6,162,560

	Telecommunications — 0.1%
53,000	Cincinnati Bell Inc., 6.750%, Ser. B	1,813,938	2,703,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	6,431,727	8,865,560

	PREFERRED STOCKS — 0.1%
	Health Care — 0.1%
133,681	The Phoenix Companies Inc., 7.450%, 01/15/32	2,857,139	2,442,552

	Real Estate — 0.0%
50,000	Regional Health Properties Inc., 10.875%, Ser. A	864,421	400,000

	TOTAL PREFERRED STOCKS	3,721,560	2,842,552

	RIGHTS — 0.0%
	Retail — 0.0%
400,000	Safeway Casa Ley, CVR†	68,714	214,000
400,000	Safeway PDC, CVR†	0	6,000

	TOTAL RIGHTS	68,714	220,000

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Cable and Satellite — 0.1%
$1,700,000	DISH Network Corp. 3.375%, 08/15/26	1,700,000	1,854,063

	CORPORATE BONDS — 0.0%
	Equipment and Supplies — 0.0%
820,000	Mueller Industries Inc., 6.000%, 03/01/27	820,000	842,550

	U.S. GOVERNMENT OBLIGATIONS — 2.1%
55,096,000	U.S. Treasury Bills, 1.065% to 1.334%††,
	01/25/18 to 04/12/18	54,964,118	54,958,919

TOTAL INVESTMENTS — 100.0%		$ 1,719,873,448	2,636,034,396

Market Value
Other Assets and Liabilities (Net)	$(6,905,721)

PREFERRED STOCK
(9,603,095 preferred shares outstanding)	(559,257,875)

NET ASSETS — COMMON STOCK
(82,432,426 common shares outstanding)	$2,069,870,800

NET ASSET VALUE PER COMMON SHARE
($2,069,870,800 ÷ 82,432,426 shares outstanding)	$25.11

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

At December 31, 2017, the Fund held a restricted and illiquid security amounting to $1,263,603 or 0.05% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Dates	Acquisition Cost	12/31/17 Carrying Value Per Share

339,450	Parmalat SpA, GDR	12/02/03-12/11/03	$981,615	$3.7225

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of the Rule 144A security amounted to $1,263,603 or 0.05% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
Long Positions
North America	81.6%	$2,152,073,730
Europe	13.4	353,130,433
Japan	3.6	95,624,002
Latin America	1.2	30,150,253
Asia/Pacific	0.2	5,055,978

Total Investments	100.0%	$2,636,034,396

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $1,719,873,448)	$2,636,034,396
Foreign currency, at value (cost $2,380)	2,380
Deposit at brokers	122
Receivable for investments sold	259,630
Dividends and interest receivable	3,676,265
Deferred offering expense	117,992
Prepaid expenses	14,253

Total Assets	2,640,105,038

Liabilities:
Payable to custodian	235
Distributions payable	276,212
Payable for investments purchased	988,796
Payable for investment advisory fees	6,420,633
Payable for payroll expenses	89,391
Payable for accounting fees	3,750
Payable for auction agent fees (a)	2,840,609
Other accrued expenses	356,737

Total Liabilities.	10,976,363

Cumulative Preferred Shares each at $0.001 par value:
Series A (5.875%, $25 liquidation value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B (Auction Market, $25,000 liquidation value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C (Auction Market, $25,000 liquidation value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series D (6.000%, $25 liquidation value, 2,600,000 shares authorized with 2,542,296 shares issued and outstanding)	63,557,400
Series E (Auction Rate, $25,000 liquidation value, 5,400 shares authorized with 4,860 shares issued and outstanding)	121,500,000
Series G (5.250%, $25 liquidation value, 4,000,000 shares authorized with 4,000,000 shares issued and outstanding)	100,000,000

Total Preferred Shares	559,257,875

Net Assets Attributable to Common
Shareholders	$2,069,870,800

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,171,200,350
Distributions in excess of net investment income	(242,652)
Distributions in excess of net realized gain on investments, securities sold short, and foreign currency transactions	(17,249,655)
Net unrealized appreciation on investments	916,160,948
Net unrealized appreciation on foreign currency translations	1,809

Net Assets.	$2,069,870,800

Net Asset Value per Common Share at $0.001 par value:
($2,069,870,800 ÷ 82,432,426 shares outstanding; unlimited number of shares authorized)	$25.11

(a)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of
$1,182,991)	$53,333,283
Interest*	(187,936)
Other income**	287

Total Income	53,145,634

Expenses:
Investment advisory fees	24,884,686
Shareholder communications expenses	433,556
Payroll expenses	255,459
Custodian fees	254,308
Trustees’ fees	229,408
Legal and audit fees	151,736
Shareholder services fees	57,308
Accounting fees	45,000
Interest expense	295
Miscellaneous expenses	291,577

Total Expenses	26,603,333

Less:
Expenses paid indirectly by broker
(See Note 3)	(13,151)

Net Expenses	26,590,182

Net Investment Income	26,555,452

Net Realized and Unrealized Gain/Loss on
Investments, Securities Sold Short, and
Foreign Currency:
Net realized gain on investments	100,284,573
Net realized gain on securities sold short	40,445
Net realized loss on foreign currency transactions	(27,046)

Net realized gain/loss on investments, securities sold short, and foreign currency transactions	100,297,972

Net change in unrealized appreciation/depreciation:
on investments	236,029,685
on securities sold short	372,068
on foreign currency translations	23,435

Net change in unrealized appreciation/ depreciation on investments, securities sold short, and foreign currency translations	236,425,188

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	336,723,160

Net Increase in Net Assets Resulting from Operations	363,278,612

Total Distributions to Preferred Shareholders	(23,011,441)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$340,267,171

*	Includes amortization of bond premiums which exceeded the aggregate of interest accrued to income for the period.
**	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statements of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$26,555,452	$29,496,817
Net realized gain on investments, securities sold short, and foreign currency transactions	100,297,972	98,145,898
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	236,425,188	104,514,850

Net Increase in Net Assets Resulting from Operations.	363,278,612	232,157,565

Distributions to Preferred Shareholders:
Net investment income	(5,209,062)	(4,280,021)
Net realized capital gain	(17,802,379)	(14,184,648)

Total Distributions to Preferred Shareholders	(23,011,441)	(18,464,669)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations.	340,267,171	213,692,896

Distributions to Common Shareholders:
Net investment income	(23,259,325)	(25,229,902)
Net realized capital gain	(79,490,563)	(83,604,970)
Return of capital	(6,060,914)	—

Total Distributions to Common Shareholders	(108,810,802)	(108,834,872)

Fund Share Transactions:
Adjustment to offering costs for preferred shares	9,373	—
Net decrease from repurchase of common shares	—	(2,017,929)
Offering costs for preferred shares charged to paid-in capital	—	(3,374,809)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	9,373	(5,392,738)

Net Increase in Net Assets Attributable to Common Shareholders	231,465,742	99,465,286
Net Assets Attributable to Common Shareholders:
Beginning of year	1,838,405,058	1,738,939,772

End of year (including undistributed net investment income of $0 and $0, respectively)	$2,069,870,800	$1,838,405,058

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2017		2016		2015		2014	2013
Operating Performance:
Net asset value, beginning of year	$22.30		$21.07		$23.57		$24.18	$18.58

Net investment income	0.32		0.36		0.30		0.41	0.36
Net realized and unrealized gain/(loss) on investments, securities sold short, and foreign currency transactions	4.09		2.45		(1.39)		1.54	6.45

Total from investment operations	4.41		2.81		(1.09)		1.95	6.81

Distributions to Preferred Shareholders: (a)
Net investment income	(0.06)		(0.05)		(0.06)		(0.03)	(0.05)
Net realized gain	(0.22)		(0.17)		(0.12)		(0.15)	(0.13)

Total distributions to preferred shareholders	(0.28)		(0.22)		(0.18)		(0.18)	(0.18)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations.	4.13		2.59		(1.27)		1.77	6.63

Distributions to Common Shareholders:
Net investment income	(0.28)		(0.31)		(0.31)		(0.39)	(0.31)
Net realized gain	(0.97)		(1.01)		(0.65)		(1.97)	(0.72)
Return of capital	(0.07)		—		(0.28)		(0.02)	—

Total distributions to common shareholders	(1.32)		(1.32)		(1.24)		(2.38)	(1.03)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	—		0.00	(b)	0.01		—	0.00 (b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	0.00	(b)	(0.04)		—		—	—

Total from Fund share transactions	0.00	(b)	(0.04)		0.01		—	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$25.11		$22.30		$21.07		$23.57	$24.18

NAV total return †	19.14%		12.70%		(5.59)%		7.48%	36.47%

Market value, end of year	$23.41		$20.04		$18.46		$21.66	$22.17

Investment total return ††	24.11%		16.47%		(9.32)%		8.82%	44.38%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,629,129		$2,397,663		$2,198,198		$2,410,290	$2,460,474
Net assets attributable to common shares, end of year (in 000’s)	$2,069,871		$1,838,405		$1,738,940		$1,951,032	$2,001,217
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.38%		1.69%		1.60%		1.71%	1.65%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.38	%(c)	1.39	%(c)	1.33	%(c)	1.36%	1.34%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.38	%(c)	1.39	%(c)	1.09	%(c)	1.36%	1.34%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.07	%(c)	1.07	%(c)	1.07	%(c)	1.10%	1.07%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.07	%(c)	1.07	%(c)	0.88	%(c)	1.10%	1.07%
Portfolio turnover rate	13.3%		15.6%		8.1%		18.4%	15.8%

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Cumulative Preferred Shares:
5.875% Series A Preferred
Liquidation value, end of year (in 000’s)	$76,201	$76,201	$76,201	$76,201	$76,200
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,048	3,048
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$26.31	$26.32	$25.63	$25.26	$25.31
Asset coverage per share(e)	$117.53	$107.18	$119.66	$131.21	$133.94
Series B Auction Market Preferred
Liquidation value, end of year (in 000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$117,528	$107,181	$119,660	$131,206	$133,938
Series C Auction Market Preferred
Liquidation value, end of year (in 000’s)	$108,000	$108,000	$108,000	$108,000	$108,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$117,528	$107,181	$119,660	$131,206	$133,938
6.000% Series D Preferred
Liquidation value, end of year (in 000’s)	$63,557	$63,557	$63,557	$63,557	$63,557
Total shares outstanding (in 000’s)	2,542	2,542	2,542	2,542	2,542
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$26.57	$26.58	$25.70	$25.53	$26.25
Asset coverage per share(e)	$117.53	$107.18	$119.66	$131.21	$133.94
Series E Auction Rate Preferred
Liquidation value, end of year (in 000’s)	$121,500	$121,500	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	5	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$117,528	$107,181	$119,660	$131,206	$133,938
5.250% Series G Preferred
Liquidation value, end of year (in 000’s)	$100,000	$100,000	—	—	—
Total shares outstanding (in 000’s)	4,000	4,000	—	—	—
Liquidation preference per share	$25.00	$25.00	—	—	—
Average market value (d)	$25.29	$25.20	—	—	—
Asset coverage per share(e)	$117.53	$107.18
Asset Coverage (g)	470%	429%	479%	525%	536%

†	Based on net asset value per share and reinvestment of distributions at net asset value on the ex-dividend date.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)	Based on weekly prices.
(e)	Asset coverage per share is calculated by combining all series of preferred shares.
(f)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Dividend & Income Trust (the “Fund”) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on November 28, 2003.

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$65,219,554	—	$92,229	$65,311,783
Energy and Utilities: Integrated	36,650,298	—	60,172	36,710,470
Energy and Utilities: Services	50,094,230	—	0	50,094,230
Food and Beverage	380,493,451	$306,720	—	380,800,171
Other Industries (a)	2,029,692,348	—	—	2,029,692,348

Total Common Stocks	2,562,149,881	306,720	152,401	2,562,609,002

Closed-End Funds	3,841,750	—	—	3,841,750
Convertible Preferred Stocks (a)	2,703,000	6,162,560	—	8,865,560
Preferred Stocks (a)	400,000	2,442,552	—	2,842,552
Rights (a)	—	220,000	—	220,000
Convertible Corporate Bonds (a)	—	1,854,063	—	1,854,063
Corporate Bonds (a)	—	842,550	—	842,550
U.S. Government Obligations	—	54,958,919	—	54,958,919

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,569,094,631	$66,787,364	$152,401	$2,636,034,396

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2017, the Fund had transfers of $2,493,993 or 0.14% and $1,060,510 or 0.06% of net assets as of December 31, 2016 from Level 1 to Level 2 and Level 2 to Level 1, respectively. Transfers from Level 1 to Level 2 and Level 2 to Level 1 are due to a decline or an increase in market activity, e.g., frequency of trades, respectively, which resulted in a decrease or an increase in available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2017, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For restricted securities the Fund held as of December 31, 2017, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to adjustments on sales of convertible securities and adjustments from real estate investments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease distributions in excess of net investment income by $2,050,751 and increase distributions in excess of net realized gain on investments, securities sold short, and foreign currency transactions by $2,049,985, with an offsetting adjustment to paid-in capital

Under the Fund’s current common share distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Distribution, subject to the maximum federal income tax rate and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.875% Series A Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.000% Series D Preferred Shares, Series E Auction Rate Preferred Shares, and 5.250% Series G Preferred Shares (“Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term gain)	$23,259,325	$5,209,062	$25,936,252	$4,400,284
Net long term capital gains	79,490,563	17,802,379	82,898,620	14,064,385
Return of capital	6,060,914	—	—	—

Total distributions paid	$108,810,802	$23,011,441	$108,834,872	$18,464,669

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$898,998,525
Qualified late year loss deferral*	(51,864)
Other temporary differences**	(276,211)

Total.	$898,670,450

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2017, the Fund elected to defer $51,864 of late year specified losses.

**	Other temporary differences were primarily due to current year dividends payable.

At December 31, 2017, the temporary differences between book basis and tax basis were comprised of net unrealized appreciation on deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,737,037,680	$981,634,443	$(82,637,727)	$898,996,716

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series A, Series B, Series C, Series D, and Series E Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of each particular series of the Preferred Shares for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2017, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate on each of the outstanding Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were accrued on these assets.

During the year ended December 31, 2017, the Fund paid $150,568 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $13,151.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2017 the Fund paid or accrued $255,459 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $323,130,975, and $353,780,636, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2017, the Fund did not repurchase any common shares. During the year ended December 31, 2016, the Fund repurchased and retired 117,996 common shares in the open market at an investment of $2,017,929 and an average discount of approximately 13.73% from its NAV.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	—	—	(117,996)	$(2,017,929)

On July 1 2016, the Fund received net proceeds of $96,634,565 (after underwriting discounts of $3,150,000 and offering expenses of $215,435) from the public offering of 4,000,000 shares of 5.250% Series G Cumulative Preferred Shares.

As of December 31, 2017, after considering the issuance of Series G Preferred, the Fund has $400 million available for issuing additional common or preferred shares or notes under the current shelf registration.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, Series C, Series D, Series E, and Series G Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, $25,000, and $25, respectively, per share plus

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series B, Series C, and Series E Preferred Shares, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B, Series C, and Series E Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B, Series C, and Series E Preferred Shares subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B, Series C, and Series E Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B, Series C, and Series E Preferred Shares is 150, 150, and 250, respectively, basis points greater than the seven day ICE LIBOR rate on the date of such auction. Existing Series B, Series C, and Series E Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series B, Series C, and Series E Preferred Shares during the year ended December 31, 2017.

The Fund may redeem in whole or in part the 5.875% Series A and 6.000% Series D Preferred Shares at the redemption price at any time. Commencing July 1, 2021 and at any time thereafter, the Fund, at its option, may redeem the 5.250% Series G Cumulative Preferred Shares in whole or in part at the redemption price. The Board has authorized the repurchase of Series A, Series D, and Series G Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2017 and 2016, the Fund did not repurchase any shares of Series A, Series D, or Series G Preferred Shares.

The Fund has the authority to purchase its auction rate and auction market preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate or auction market preferred shares, and the timing and amount of any auction rate or auction market preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The following table summarizes Cumulative Preferred Share information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/17	Net Proceeds	2017 Dividend Rate Range	Dividend Rate at 12/31/17	Accrued Dividend at 12/31/17

A 5.875%	October 12, 2004	3,200,000	3,048,019	$77,280,971	Fixed Rate	5.875%	$62,177
B Auction Market	October 12, 2004	4,000	3,600	98,858,617	2.211% to 2.986%	2.986%	29,860
C Auction Market	October 12, 2004	4,800	4,320	118,630,341	2.212% to 2.984%	2.984%	17,904
D 6.000%	November 3, 2005	2,600,000	2,542,296	62,617,239	Fixed Rate	6.000%	52,965
E Auction Rate	November 3, 2005	5,400	4,860	133,379,387	3.211% to 3.989%	3.989%	40,389
G 5.250%	July 1, 2016	4,000,000	4,000,000	96,634,565	Fixed Rate	5.250%	72,917

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Dividend & Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Dividend & Income Trust (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Dividend & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 75	Since 2003**	32	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

Edward T. Tokar Trustee Age: 70	Since 2003*	2	Private investor; Senior Managing Director of Beacon Trust Company (trust services) (2004-2016); Chief Executive Officer of Allied Capital Management LLC (1977- 2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services) (2009-2013); Director, Teton Advisors, Inc. (financial services) (2008-2010)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita[6] Trustee Age: 82	Since 2003***	28	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[6] Trustee Age: 79	Since 2003*	27	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 78	Since 2003***	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Melarkey Trustee Age: 68	Since 2003**	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Salvatore M. Salibello Trustee Age: 72	Since 2003*	6	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Kid Brands, Inc. (consumer products) (2002-2014)
Anthonie C. van Ekris Trustee Age: 83	Since 2003***	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Susan V. Watson Trustee Age: 65	Since 2017**	1	Executive Search Associate with Spencer Stuart (2010-2016)	—

Salvatore J. Zizza Trustee Age: 72	Since 2003***	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J.Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Carter W. Austin Vice President and Ombudsman Age: 51	Since 2003	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman Age: 41	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003-2016) of GAMCO Investors, Inc.

David I. Schachter Vice President Age: 64	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2015) of GAMCO Investors, Inc. and Vice President (1999- 2015) of G.research, LLC

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Tokar is considered an “interested person” because of his son’s employment by an affiliate of the investment adviser.

4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

5	Trustees who are not interested persons are considered “Independent” Trustees.
6	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.

THE GABELLI DIVIDEND & INCOME

TRUST INCOME TAX INFORMATION

(Unaudited)

December 31, 2017

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income(a)	Long Term Capital Gains(a)	Return of Capital(b)	Total Amount Paid Per Share(a)	Dividend Reinvestment Price

Common Shares
01/24/17	01/17/17	$0.02450	$0.07930	$0.00620	$0.11000	$20.36230
02/21/17	02/13/17	0.02340	0.08040	0.00620	0.11000	21.05310
03/24/17	03/17/17	0.02340	0.08040	0.00620	0.11000	20.64990
04/21/17	04/13/17	0.02340	0.08040	0.00620	0.11000	21.36670
05/23/17	05/16/17	0.02340	0.08040	0.00620	0.11000	21.58920
06/23/17	06/16/17	0.02340	0.08040	0.00620	0.11000	21.84920
07/24/17	07/17/17	0.02340	0.08040	0.00620	0.11000	22.34870
08/24/17	08/17/17	0.02340	0.08040	0.00620	0.11000	21.58590
09/22/17	09/15/17	0.02340	0.08040	0.00620	0.11000	22.18270
10/24/17	10/17/17	0.02340	0.08040	0.00620	0.11000	22.60410
11/22/17	11/15/17	0.02340	0.08040	0.00620	0.11000	22.49350
12/15/17	12/08/17	0.02340	0.08040	0.00620	0.11000	22.98370

		$0.28190	$0.96370	$0.07440	$1.32000

5.875% Series A Cumulative Preferred Shares
03/27/17	03/20/17	$0.08398	$0.28321	—	$0.36719
06/26/17	06/19/17	0.08275	0.28444	—	0.36719
09/26/17	09/19/17	0.08275	0.28444	—	0.36719
12/26/17	12/18/17	0.08275	0.28444	—	0.36719

		$0.33224	$1.13651	—	$1.46875

6.000% Series D Cumulative Preferred Shares
03/27/17	03/20/17	$0.08577	$0.28923	—	$0.37500
06/26/17	06/19/17	0.08451	0.29049	—	0.37500
09/26/17	09/19/17	0.08451	0.29049	—	0.37500
12/26/17	12/18/17	0.08451	0.29049	—	0.37500

		$0.33930	$1.16070	—	$1.50000

5.250% Series G Cumulative Preferred Shares
03/27/17	03/20/17	$0.07505	$0.25308	—	$0.32812
06/26/17	06/19/17	0.07395	0.25418	—	0.32812
09/26/17	09/19/17	0.07395	0.25418	—	0.32812
12/26/17	12/18/17	0.07395	0.25418	—	0.32812

		$0.29689	$1.01561	—	$1.31250

Series B and C Auction Market Cumulative and Series E Auction Rate Cumulative Preferred Shares

Auction Market and Auction Rate Preferred Shares pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Series B, Series C, or Series E Auction Preferred Shares were $7,342,081 for the fiscal year ended December 31, 2017.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2017 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2017 were $97,292,942.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2017, the Fund paid to common, 5.875% Series A, 6.000% Series D, and 5.250% Series G Cumulative Preferred shareholders ordinary income dividends of $0.28190, $0.33224, $0.33930, and $0.29689 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $146.74851, $147.18673, and $204.25358 per share, respectively. For the year ended December 31, 2017, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations and 100% of the ordinary income distribution was deemed qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2017 derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Treasury securities held as of December 31, 2017 was 2.08%.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(a)	Adjustment to Cost Basis(d)
Common Shares
2017	$0.28190	—	$0.96370	$0.07440	$1.32000	$0.07440
2016	0.30600	$0.00840	1.00560	—	1.32000	—
2015	0.30852	0.02780	0.62160	0.28208	1.24000	0.28208
2014(e)	0.38937	0.06471	1.90232	0.02360	2.38000	0.02360
2013	0.31020	0.00550	0.71430	—	1.03000	—
2012	0.37632	0.30588	—	0.27780	0.96000	0.27780
2011	0.26832	0.13452	—	0.49716	0.90000	0.49716
2010	0.16120	—	—	0.59880	0.76000	0.59880
2009	0.20460	—	—	0.78540	0.99000	0.78540
2008	0.27910	—	0.00250	0.99840	1.28000	0.99840

5.875% Series A Cumulative Preferred Shares
2017	$0.33224	—	$1.13651	—	$1.46875	—
2016	0.34045	$0.00930	1.11900	—	1.46875	—
2015	0.47310	0.04264	0.95301	—	1.46875	—
2014	0.24271	0.04031	1.18573	—	1.46875	—
2013	0.44235	0.00795	1.01845	—	1.46875	—
2012	0.81025	0.65850	—	—	1.46875	—
2011	0.97821	0.49054	—	—	1.46875	—
2010	1.46875	—	—	—	1.46875	—
2009	1.46875	—	—	—	1.46875	—
2008	1.46583	—	0.00292	—	1.46875	—

6.000% Series D Cumulative Preferred Shares
2017	$0.33930	—	$1.16070	—	$1.50000	—
2016	0.34768	$0.00952	1.14280	—	1.50000	—
2015	0.48316	0.04356	0.97328	—	1.50000	—
2014	0.24788	0.04116	1.21096	—	1.50000	—
2013	0.45176	0.00812	1.04012	—	1.50000	—
2012	0.82760	0.67240	—	—	1.50000	—
2011	0.99920	0.50080	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.49700	—	0.00300	—	1.50000	—

5.250% Series G Cumulative Preferred Shares
2017	$0.29689	—	$1.01561	—	$1.31250	—
2016	0.14789	$0.00404	0.48609	—	0.63802	—

THE GABELLI DIVIDEND & INCOME TRUST INCOME

TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(a)
Auction Market/Rate Cumulative
Preferred Shares
2017 Class B Shares	$146.74851	—	$499.55149	—	$646.30000
2017 Class C Shares	147.18673	—	501.04327	—	648.23000
2017 Class E Shares	204.25358	—	695.30642	—	899.56000
2016 Class B Shares	113.64000	$3.11000	373.52000	—	490.27000
2016 Class C Shares	113.83000	3.11000	374.13000	—	491.07000
2016 Class E Shares	172.25000	4.71000	566.16000	—	743.12000
2015 Class B Shares	135.24823	12.19058	272.44119	—	419.88000
2015 Class C Shares	135.44794	12.20858	272.84348	—	420.50000
2015 Class E Shares	216.66839	19.52938	436.45223	—	672.65000
2014 Class B Shares	67.75947	11.25488	331.03565	—	410.05000
2014 Class C Shares	69.08641	11.47528	337.51831	—	418.08000
2014 Class E Shares	109.54380	18.19527	535.17093	—	662.91000
2013 Class B Shares	125.97838	2.26456	290.04706	—	418.29000
2013 Class C Shares	126.00248	2.26499	290.10253	—	418.37000
2013 Class E Shares	206.03966	3.70373	474.37661	—	684.12000
2012 Class B Shares	221.40190	179.93810	—	—	401.34000
2012 Class C Shares	216.87831	176.26169	—	—	393.14000
2012 Class E Shares	299.97988	243.80012	—	—	543.78000
2011 Class B Shares	243.86841	122.29159	—	—	366.16000
2011 Class C Shares	243.76851	122.24149	—	—	366.01000
2011 Class E Shares	285.90068	143.36932	—	—	429.27000
2010 Class B Shares	381.65000	—	—	—	381.65000
2010 Class C Shares	381.65000	—	—	—	381.65000
2010 Class E Shares	444.84000	—	—	—	444.84000
2009 Class B Shares	388.12000	—	—	—	388.12000
2009 Class C Shares	388.02000	—	—	—	388.02000
2009 Class E Shares	451.10000	—	—	—	451.10000
2008 Class B Shares	944.35220	—	1.87780	—	946.23000
2008 Class C Shares	966.50741	—	1.92259	—	968.43000
2008 Class E Shares	1,044.21367	—	2.07633	—	1,046.29000

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.
(d)	Decrease in cost basis.
(e)

Includes the spin-off of the Gabelli Global Small and Mid Cap Value Trust (GGZ). On June 23, 2014, the Fund distributed shares of GGZ valued at $12.00 per share. Common shareholders of GDV received one share of GGZ for every ten shares owned of GDV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

During the six months ended December 31, 2017, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund over one, three, five, and ten year periods (as of September 30, 2017) against a peer group of thirteen other comparable funds prepared by the Adviser (the “Adviser Peer Group”) and against a larger peer group of 28 closed-end funds constituting the Fund’s Lipper category (Objective Equity Funds) (the “Lipper Peer Group”). The Independent Board Members noted that the Fund’s performance was in the third quartile for the one and five year periods, the fourth (lowest) quartile for the three year period and the second quartile for the ten year period for the Adviser Peer Group, and in the second quartile for the one and five year periods, the third quartile for the three year period, and the second quartile for the ten year period for the Lipper Peer Group.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in.

Sharing of Economies Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund was larger than average within each peer group and that its expense ratios were either roughly average or above average within each peer group. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not attach significance to, information comparing the management fee with the fee for other types of accounts managed by an affiliate of the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Continued)

Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates

$0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is

$2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a Portfolio Manager of Gabelli Funds, LLC, a Senior Vice President and the Food, Household and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Brian was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Brian graduated cum laude from Harvard University with a BA in Government and received an MBA in Finance and Economics from Columbia Business School.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and also serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

   GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello

Senior Partner,

Bright Side Consulting

Edward T. Tokar

Former Chief Executive Officer of Allied

Capital Management, LLC, &

Vice President of Honeywell International, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Susan V. Watson

Former President,

Investor Relations Association

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary &

Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company,
N.A.

GDV Q4/2017

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,012 for 2016 and $49,012 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,751 for 2016 and $4,750 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Salvatore M. Salibello, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: July 27, 2017

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: July 27, 2017

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: July 27, 2017

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: July 27, 2017

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*        Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*        Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: July 27, 2017

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*        Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: July 27, 2017

*        Banks and brokerage firms issuing proxies directly:

    The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: July 27, 2017

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*        Historical responsiveness to shareholders

                    This may include such areas as:

                             -Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*        Qualifications

*        Nominating committee in place

*        Number of outside directors on the board

*        Attendance at meetings

*        Overall performance

Revised: July 27, 2017

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*        Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*        Amount of stock currently authorized but not yet issued or reserved for stock option plans

*        Amount of additional stock to be authorized and its dilutive effect

Revised: July 27, 2017

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

    However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: July 27, 2017

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: July 27, 2017

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*        State of Incorporation

*        Management history of responsiveness to shareholders

*        Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*        Dilution of voting power or earnings per share by more than 10%.

*        Kind of stock to be awarded, to whom, when and how much.

*        Method of payment.

*        Amount of stock already authorized but not yet issued under existing stock plans.

Revised: July 27, 2017

*        The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: July 27, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, Mr. Robert D. Leininger, CFA, Mr. Kevin V. Dreyer, Mr. Jeffrey J. Jonas, CFA, Mr. Christopher J. Marangi, Ms. Sarah Donnelly, Mr. Brian C. Sponheimer, and Ms. Regina M. Pitaro serve as Portfolio Managers of the Gabelli Dividend & Income Trust.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a Portfolio Manager of Gabelli Funds, LLC, a Senior Vice President and the Food, Household and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health &Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Brian was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Brian graduated cum laude from Harvard University with a B.A. in Government and received an M.B.A in Finance and Economics from Columbia Business School.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and also serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2017. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	23	$17.6 billion	5	$3.1 billion
	Other Pooled Investment Vehicles:	9	$311.3 million	9	$311.3 million
	Other Accounts:	1,450	$14.6 billion	8	$1.4 billion

2. Robert D. Leininger	Registered Investment Companies:	3	$2.1 billion	1	$2.0 billion
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	140	$491.5 million	1	$52.5 million

3. Kevin V. Dreyer	Registered Investment Companies:	7	$5.3 billion	1	$2.0 billion
	Other Pooled Investment Vehicles:	1	$93.6 million	0	0
	Other Accounts:	376	$1.9 billion	1	$52.5 million

4. Jeffrey J. Jonas	Registered	3	$3.2	0	0

	Investment Companies:		billion
	Other Pooled Investment Vehicles:	2	$99.1 million	0	0
	Other Accounts:	88	$161.0 million	0	0

5. Christopher J. Marangi	Registered Investment Companies:	7	$5.7 billion	2	$2.3 billion
	Other Pooled Investment Vehicles:	1	$93.6 million	0	0
	Other Accounts:	390	$1.9 billion	1	$52.5 million

6. Sarah Donnelly	Registered Investment Companies:	2	$1.4 billion	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	19	$24.8 million	0	0

7. Brian C. Sponheimer	Registered Investment Companies:	1	$2.6 billion	0	0
	Other Pooled Investment Vehicles:	1	$2.7 million	0	0
	Other Accounts:	6	$1.6 million	0	0

8. Regina M. Pitaro	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	20	$165.4 million	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Robert D Leininger, Kevin V. Dreyer, Jeffrey J. Jonas, Christopher J. Marangi, Sarah Donnelly, Brian C. Sponheimer, and Regina M. Pitaro each owned over $1 million, $100,001 - $500,000, $10,001 - $50,000, and $50,001 - $100,000, $1 - $10,000, $0, $0, and $0, respectively, of shares of the Trust as of December 31, 2017.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2017 through 07/31/2017	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #2 08/01/2017 through 08/31/2017	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #3 09/01/2017 through 09/30/2017	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #4 10/01/2017 through 10/31/2017	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 82,432,426 Preferred Series A – 3,048,019

	Preferred Series D – N/A Preferred Series G – N/A	Preferred Series D – N/A Preferred Series G – N/A	Preferred Series D – N/A Preferred Series G – N/A	Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #5 11/01/2017 through 11/30/2017	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #6 12/01/2017 through 12/31/2017	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Total	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of

Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.